Series Number:  1
For period ending 3/31/2012

48)	Investor, A, B, C & R
First $2.5 billion 1.000%
Next $2.5 billion 0.950%
Next $2.5 billion 0.900%
Over $7.5 billion 0.850%

Institutional
First $2.5 billion 0.800%
Next $2.5 billion 0.750%
Next $2.5 billion 0.700%
Over $7.5 billion 0.650%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    28,942
                                Institutional Class               4,267
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 3,189
                                B Class                                                                                 22
        C Class                                                 69
                                R Class                                                                                 234

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0999
                               Institutional Class                                                      $0.1112
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0857
        B Class                                            $0.0512
        C Class                                            $0.0512
        R Class                                                      $0.0734

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           290,852
                              Institutional Class     20,218

 2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   41,083
                                    B Class                                                              368
C Class                              1,818
R Class                              3,411

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $6.23
                                Institutional Class  $6.24

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $6.23
                                    B Class                  $6.21
C Class                            $6.16
R Class                            $6.23

Series Number:  2
For period ending 3/31/2012

48)	Investor, A, B, C & R
First $2.5 billion 1.000%
Next $2.5 billion 0.950%
Next $5 billion 0.900%
Next $5 billion 0.850%
Over $15 billion 0.800%

Institutional
First $2.5 billion 0.800%
Next $2.5 billion 0.750%
Next $5 billion 0.700%
Next $5 billion 0.650%
Over $15 billion 0.600%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    133,934
                                Institutional Class               30,376
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 55,610
                                B Class                                                                                 124
        C Class                                                 6,952
                                R Class                                                                                 3,267

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1897
                               Institutional Class                                                      $0.2042
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1714
        B Class                                            $0.1171
        C Class                                            $0.1171
        R Class                                                      $0.1534

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           697,743
                              Institutional Class     171,227

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   326,869
                                    B Class                                                              1,002
C Class                              61,036
R Class                              23,082

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $7.69
                                Institutional Class  $7.69

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $7.69
                                    B Class                                                            $7.70
C Class                            $7.69
R Class                            $7.67
Series Number:  3
For period ending 3/31/2012

48)	Investor, A, B, C & R
First $100 million 1.200%
Next $900 million 1.150%
Next $1 billion 1.100%
Over $2 billion 1.050%

Institutional
First $100 million 1.000%
Next $900 million 0.950%
Next $1 billion 0.900%
Over $2 billion 0.850%

72DD) 1. Total dividends for which record date passed during the period
        Investor Class                                            7,774
        Institutional Class           3,905

2. Dividends for a second class of open-end company shares
        A Class                                            1,437
        C Class                                                16
        R Class                                                18

73A)           1. Dividends from net investment income
       Investor Class                                           $0.2684
       Institutional Class                                           $0.2981

2. Dividends for a second class of open-end company shares
       A Class                                           $0.2312
       C Class                                           $0.1668
       R Class                                           $0.1954

74U)    1. Number of shares outstanding (000's omitted)
                              Investor Class                                           31,159
                              Institutional Class                                           12,972

2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                6,764
                                    C Class                                                                    116
R Class                                    100

74V)    1. Net asset value per share (to nearest cent)
                                Investor Class                                $22.35
                                Institutional Class                                $22.40

2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $22.35
                                    C Class                                                                $22.11
R Class                                $22.27

Series Number:  4
For period ending 3/31/2012

48)	Investor, A, C & R
First $2.5 billion 1.250%
Over $2.5 billion 1.000%

Institutional
First $2.5 billion 1.050%
Over $2.5 billion 0.800%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     7,140
                                Institutional Class                6,494
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 2,675
        C Class                                                 0
        R Class                                                 16

72EE).  1. Total capital gains distribtions for which record date passed during the period
                                Investor Class                                                                     61,739
                                Institutional Class                46,265
              2.  Distributions for a second class of open-end company shares
                                A Class                                                                                 29,223
        C Class                                                 5
        R Class                                                 215

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0653
                               Institutional Class                                                      $0.0818
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0519
        C Class                                            $0.0197
        R Class                                                      $0.0412

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           102,212
                              Institutional Class     85,858

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   50,507
                                    C Class                                                              9
R Class                              378

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $8.61
                                Institutional Class  $8.65

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class         $8.57
                                    C Class                                                            $8.53
R Class                            $8.58

Series Number:  5
For period ending 3/31/2012

48)                 Investor
First $500 million 0.490%
Next $500 million 0.390%
Next $500 million 0.380%
Next $500 million 0.370%
Next $500 million 0.360%
Over $2.5 billion 0.350%

Institutional
First $500 million 0.290%
Next $500 million 0.190%
Next $500 million 0.180%
Next $500 million 0.170%
Next $500 million 0.160%
Over $2.5 billion 0.150%

Series Number:  6
For period ending 3/31/2012

48)	Investor, A, B, C & R
First $1 billion 0.900%
Next $4 billion 0.800%
Over $5 billion 0.700%

Institutional
First $1 billion 0.700%
Next $4 billion 0.600%
Over $5 billion 0.500%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                9,628
        Institutional                                           3,157

              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 1,151
                                B Class                                                                                 26
                                C Class                                                                                 72
                                R Class                                                                                 80

73A)      1. Dividends from net investment income
                                Investor Class                                                                           $0.0996
        Institutional Class                                           $0.1106
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0858
                              B Class                                                      $0.0443
                                C Class                                                                           $0.0443
                                R Class                                                                           $0.0720

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class            90,887
        Institutional Class     12,745

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   12,398
B Class                              450
                                    C Class                                                              1,515
R Class                              1,059

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $6.09
Institutional                             $6.10

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class             $6.09
                                    B Class                                                            $6.11
C Class                            $6.09
                                R Class                            $6.10

Series Number:  7
For period ending 3/31/2012

48)	Investor, A, C & R
1.000%

Institutional
      0.800%

72DD) 1. Total dividends for which record date passed during the period
        Investor Class                                     18,267
        Institutional Class     3,269

2. Dividends for a second class of open-end company shares
        A Class                                      2,823
        C Class                                           57
        R Class                                         415

 72EE) 1. Total capital gains distributions for which record date passed during the period
      Investor Class                                    66,394
       Institutional Class      10,468
       A Class                                      12,975
       C Class                           580
       R Class                                        2,229

73A)           1. Dividends from net investment income
       Investor Class                                           $0.1643
       Institutional Class                                           $0.1885

2. Dividends for a second class of open-end company shares
       A Class                                           $0.1396
       C Class                                           $0.0678
       R Class                                           $0.1158

74U)    1. Number of shares outstanding (000's omitted)
                              Investor Class          125,610
                              Institutional Class     20,371

2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                  24,620
                                    C Class                                                              1,187
R Class                              3,926

74V)    1. Net asset value per share (to nearest cent)
                                Investor Class                                $12.86
                                Institutional Class                                $12.86

2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $12.86
                                    C Class                                                                $12.84
R Class                                $12.85

Series Number:  10
For period ending 3/31/2012

48)	Investor, A, C & R
1.200%

Institutional
1.000%

72DD) 1. Total dividends for which record date passed during the period
        Investor Class                                                 45
        Institutional Class                  3

2. Dividends for a second class of open-end company shares
        A Class                                                 2
        C Class                                                  -
        R Class                                                  1

73A)           1. Dividends from net investment income
       Investor Class                                           $0.0711
       Institutional Class                                           $0.0882

2. Dividends for a second class of open-end company shares
       A Class                                           $0.0498
       C Class                                                  -
       R Class                                           $0.0285

74U)    1. Number of shares outstanding (000's omitted)
                              Investor Class              751
                              Institutional Class        124

2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                      72
                                    C Class                                                                40
R Class                                40

74V)    1. Net asset value per share (to nearest cent)
                                Investor Class                                $9.75
                                Institutional Class                                $9.75

2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $9.76
                                    C Class                                                                $9.75
R Class                                $9.76

Series Number:  11
For period ending 3/31/2012

48)	Investor, A, C & R
1.900%

Institutional
1.700%

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class            302
        Institutional Class     40

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   42
C Class                              40
                                    R Class                                                              40

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.32
Institutional                             $10.33

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class $10.31
                                    C Class                                                            $10.28
R Class                            $10.30